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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) - April 1, 2005
                                                           -------------


                         Commission File Number 0-23320
                                                -------

                               OLYMPIC STEEL, INC.
             (Exact name of registrant as specified in its charter)


            Ohio                                                34-1245650
---------------------------------                         ----------------------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                            Identification Number)


5096 Richmond Road, Bedford Heights, Ohio                             44146
-----------------------------------------                       ----------------
 (Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (216) 292-3800
                                                           --------------

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under and of the following provisions:

(   )  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)
(   )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)
(   )  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))
(   )  Pre-commencement communications pursuant to Rule 13e-4 under the
       Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 31, 2005, the Company entered into an amendment of its credit facility in the same form as the attached agreement (Exhibit 4.11). The amendment temporarily increases the revolver portion of the credit facility by $20 million.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          OLYMPIC STEEL, INC.

Date: April 1, 2005                   By: /s/ Richard T. Marabito
                                          --------------------------------------
                                          Richard T. Marabito
                                          Chief Financial Officer
                                          (Principal Accounting Officer)

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                                  EXHIBIT INDEX
                                  -------------

4.11 Amendment No. 9 to Amended and Restated Credit Agreement and Waiver dated March 31, 2005 by and among the Registrant, five banks and Comerica Bank, as Administrative Agent


                                       3